SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): November 28, 2000

                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                       000-19367              75-2296149
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                        Identification
                                                                 Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001
               (Address of principal executive offices) (zip code)

                                 (972) 364-2000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 3. BANKRUPTCY

         On January 31, 2000, AmeriServe Food Distribution, Inc. ("AFD") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On February 1, 2000, each of NEBCO EVANS Holding Company, Holberg Warehouse Properties, Inc., AmeriServe Transportation, Inc., PSD Transportation Services, Inc., Chicago Consolidated Corporation, ASNSC, Inc., Delta Transportation, Ltd., PSC Services of Florida, Inc., Northland Transportation Services, Inc., ProSource Mexico Holdings, Inc., NAVC Corp., North American Vantix Corp., and Vantix Logistics Ltd. (collectively, and, together with AFD, the "Debtors") filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court. On February 2, 2000, the Debtors received Bankruptcy Court authority to procedurally consolidate their chapter 11 cases for administrative purposes only under the case name In re: AMERISERVE FOOD DISTRIBUTION, INC., et al., Case No. 00-0358 (PJW). The Debtors have continued to operate their businesses as debtors in possession during the chapter 11 cases.

         By order dated on or about October 20, 2000, the Bankruptcy Court approved the Debtors' Third Amended Disclosure Statement for Debtors' Third Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"), in accordance with section 1125 of the Bankruptcy Code, as containing "adequate information".

         By order dated as of November 28, 2000 (the "Confirmation Order"), the Bankruptcy Court confirmed the Debtors' Third Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan"). The Confirmation Order is a final order. The Plan became effective on December 1, 2000. Pursuant to the Plan, the Debtors sold substantially all of their assets to McLane Company, Inc. ("McLane") on the terms and conditions described in the Plan.

         Set forth below is a summary of the treatment of all claims and interests under the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 99.28, and the Confirmation Order, a copy of which is attached hereto as Exhibit 99.31. Each of the Plan and the Confirmation Order are incorporated herein by reference. Any term not defined below has the meaning given to such term in the Plan or the Disclosure Statement, as the case may be.

                                                                                                        Estimated
                                                                                 Estimated Aggregate    Percentage
                                                                                  Amount of Allowed    Recovery of
                                                                                 Claims or Interests     Allowed
                                                                                                        Claims or
     Class              Claim/Interest           Treatment of Claim/Interest                            Interests

Unclassified      Administrative Expense       N/A                              $93,000,000.001        100.0%
                  Claims
 .


Unclassified      Priority Tax Claims          N/A                              $7,000,000.00          100.0%

1                 PACA Claims                  UNIMPAIRED                       $55,500,000.002        100.0%

2                 Priority Non-Tax Claims      UNIMPAIRED                       $4,000,000.00          100.0%

3                 Secured Claims               UNIMPAIRED                       Up to $2,000,000.003   100.0%

4                 Tranche A Lender Claims      IMPAIRED.                        $122,400,000.00        100.0%
                                                                                plus any fees and
                                                                                interest at the
                                                                                non-default contract
                                                                                rate of 11.5% p.a.

5                 Tranche B Lender Claims      UNIMPAIRED.                      $114,900,000.00        100.0%

6                 Senior Secured Noteholder    IMPAIRED.                        $200,297,300.00  plus  32.5%
                  Claims                                                        interest    at    the
                                                                                non-default  contract
                                                                                rate of 12% p.a.

7                 Tricon Claims                IMPAIRED.                        $220,000,000.00        Unknown4

8                 General Unsecured Claims     IMPAIRED                         $1,865,000,0005        Unknown6

         8A                Claims Arising
                           Under Senior AFD
                           Indenture                                            $350,000,000.00

         8B                Claims Arising
                           Under Senior
                           Subordinated AFD

                           Indenture                                            $485,000,000.00

         8C                General Unsecured
                           Claims of Senior
                           Secured
                           Noteholders

                                                                                $140,000,000.00

        --------------------------------


         8D                All other General

                           Unsecured Claims                                     $890,000,000.00


9                 Reclamation Claims           IMPAIRED                         $63,000,000            Unknown(7)
                                               --------

10                NEHC Claims                  IMPAIRED                         $101,000,000           0.0%

11                Interests in Debtors         IMPAIRED                         N/A                    0.0%

     1 This figure is the Debtors' best estimate as of October 20, 2000 and is based, in part, on Claims filed through such date. In addition, this estimate includes certain Administrative Expense Claims that McLane has agreed to assume under the McLane Purchase Agreement.

     2 The Debtors have already paid in excess of $29 million in PACA Claims, and are reconciling and/or contesting the remaining portion of the PACA Claims. This estimate assumes that the Debtors are unsuccessful in contesting all of the remaining unsecured PACA Claims

     3 Taxing authorities have filed Secured Claims in the approximate amount of $2 million. The Debtors are continuing to investigate the validity and classification of these Claims and may seek to expunge them and/or reclassify them as Priority Tax Claims, Priority Non-Tax Claims and/or General Unsecured Claims.

     4 It is impossible to predict with any degree of certainty the range of recoveries available to Tricon due to the speculative nature of the Bankruptcy Causes of Action. Accordingly, recoveries on account of Allowed Tricon Claims could be as low as zero.

     5 The current estimate of allowed General Unsecured Claims includes 2-1/2 times the amount of Allowed Reclamation Claims. General Unsecured Claims have been filed in an amount in excess of Ten Billion Dollars ($10,000,000,000).

     6 It is impossible to predict with any degree of certainty the range of recoveries available to General Unsecured Claimants due to the speculative nature of the Bankruptcy Causes of Action. Accordingly, recoveries on account of Allowed General Unsecured Claims could be as low as zero.

     7 It is impossible to predict with any degree of certainty the range of recoveries available to Reclamation Claimants due to the speculative nature of the Bankruptcy Causes of Action. Accordingly, recoveries on account of Allowed Reclamation Claims could be as low as zero.

                 Upon the entry of the Confirmation Order by the Bankruptcy Court, all matters provided under the Plan involving the corporate structure of the Debtors were deemed authorized and approved without any requirement of further action by the Debtors, the Debtors' shareholders or the Debtors' boards of directors. The Debtors (and their boards of directors) shall dissolve or otherwise terminate their existence following the Effective Date and are authorized to dissolve or terminate the existence of wholly-owned non-Debtor subsidiaries following the Effective Date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial statements of businesses acquired.

                  Not Applicable

            (b)   Pro forma financial information.

                  Not Applicable

            (c)   Exhibits.

                  Exhibit 99.28 - Third Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code

                  Exhibit 99.29 - Assets and Liabilities as of October 28, 2000

                  Exhibit 99.30   Asset Purchase Agreement

                  Exhibit 99.31 - Confirmation Order

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             AMERISERVE FOOD
                                             DISTRIBUTION, INC.
                                             BY:/s/ KEVIN J. ROGAN
                                             -------------------------
                                             Name: Kevin J. Rogan
                                             Title: Senior Vice President,
                                             General Counsel and Secretary





Date: December 13, 2000